UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2010

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                               000-52178              20-4663714
-----------------------------        ---------------------       -----------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                              12550
---------------------------------------                              -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 5.07   Submission of Matters to a Vote of Security Holders.
               ---------------------------------------------------

     On May 6, 2010, ES Bancshares, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.

                                                                      Broker
1.   The election of directors        For           Withheld         non-votes
                                    -------         --------         ---------

     Andrew G. Finklestein          967,920          27,750           361,490

     Gale L. Foster                 967,670          28,000           361,490

     Thomas D. Weddell              967,920          27,750           361,490

     David N. Mesches, M.D.         957,670          38,000           361,490


2. The ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public auditing firm for the year ending December 31, 2010.

           For              Against         Abstain             Broker non-votes
           ---              -------         -------             ----------------

         1,351,660            500            5,000                     0


   Item 9.01.  Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired: None

          (b) Pro Forma Financial Information: None

          (c) Shell Company Transactions. None

          (d) Exhibits: None

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ES BANCSHARES, INC.


DATE:  May 10, 2010                         By: /s/ Philip Guarnieri
                                                -------------------------------
                                                Philip Guarnieri
                                                President and Co-Chief Executive
                                                Officer